UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported)  July 15, 2005

SUPERIOR ESSEX INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On July 15, 2005, the credit agreement by and among Superior Essex Communications L.P. (a wholly owned indirect subsidiary of Superior Essex Inc.), as a borrower, Essex Group Inc. (“EGI”) - (a wholly owned indirect subsidiary of Superior Essex Inc.), as a borrower and the financial institutions party thereto, as lenders, Fleet Capital Corporation, as collateral and administrative agent for the lenders, and General Electric Capital Corporation, as syndication agent for the lenders, was amended. The amendment, among other things:

•                  increases the amount of permitted consigned inventory from $30 million to $50 million and limits the extent to which consigned inventory located in the United States or Canada (other than the Province of Quebec, Canada) may be included in the determination of the borrowing base for revolving loans to the lesser of 20% of the inventory formula amount or $30 million;

•                  exempts up to $25 million of the total $50 million of permitted consigned inventory from the requirement for filing a financing statement under the Uniform Commercial Code of the applicable state of the United States or the Personal Property Security Act (“PPSA”)-(as in effect in any Province of Canada other than the Province of Quebec, Canada);

•                  modifies the definition of eligible consignee to permit the use of financing statements filed under the PPSA; and

•      recognizes the creation of various entities to facilitate EGI’s investment in a China magnet wire facility and related operations in an amount up to $30 million as a Foreign Venture Investment (as defined in the credit agreement);

•      provides for the pledge by EGI of 66% of its equity interests in the parent entity (SE Holding, C.V.) through which such EGI investment  in China is held; and

•      permits certain transactions between the Borrowers (or their subsidiaries) and SE Holding, C.V., or its subsidiaries, such as the license of intellectual property, the sale or transfer of equipment and the sale of inventory, subject to the limitations described therein.

A copy of the amendment is incorporated by reference herein as Exhibit 10.1.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit Number	Description

10.1

Seventh amendment to Credit Agreement, dated June 27, 2005, by and among Superior Essex Communications L.P, as a borrower, Essex Group Inc., as a borrower, the financial institutions party thereto, as lenders, Fleet Capital Corporation, as collateral and administrative agent for the lenders, and General Electric Capital Corporation, as syndication agent for the lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Dated: July 21, 2005

By:	/s/ David S. Aldridge
Name: David S. Aldridge
Title: Executive Vice President, Chief Financial Officer and Treasurer